SEMI-ANNUAL REPORT

President's Message

Dear Investor:

I am pleased to present the Semi-Annual Report for Federated ARMs Fund. The report covers the six-month period ended February 29, 2000 and includes an investment review by the portfolio manager, a complete listing of holdings and the financial statements for the fund's two classes of shares: Institutional Shares and Institutional Service Shares.

Federated ARMs Fund offers the potential for monthly income at a level beyond what is available through money market securities.1 In addition, its portfolio of adjustable rate and floating rate mortgage securities helps investors keep pace with fluctuating interest rates. The prompt payment of principal and interest on these securities is guaranteed by the U.S. government. Of course, fund shares are not guaranteed.

Over the six-month reporting period, the fund's Institutional Shares paid dividends totaling $0.26 per share and produced a total return of 2.62%.2 The Institutional Service Shares paid dividends totaling $0.24 per share and produced a total return of 2.49%.2 The fund's share price declined slightly by $0.01 from the first day of the reporting period to the last day. On February 29, 2000, net assets in the fund totaled $358 million.

Thank you for your participation in Federated ARMs Fund. We welcome your questions and comments.

Sincerely,

Glen R. Johnson

Glen R. Johnson
President
April 15, 2000

1 Unlike money market funds, this fund does not seek to maintain a stable net asset value.

2 Past performance is no guarantee of future results. Investment return and principal value of the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investment Review

Federated ARMs Fund invests at least 65% of its total assets in U.S. government adjustable and floating rate mortgage securities. The investment objective of the fund is to provide current income consistent with minimal volatility of principal. The fund is assigned a AAAf credit rating1 by Standard & Poor's. As of February 29, 2000, the average duration of the fund was 1.5 years.

Economic growth steamed ahead in the semi-annual reporting period ended February 29, 2000 as the economic expansion set a longevity record. While consumer demand and confidence remained strong, policymaker actions and worries over inflationary pressures pushed Treasury yields higher. The Federal Reserve Board (the "Fed") raised the federal funds rates a total of 50 basis points with two quarter-point rate hikes in November 1999 and February 2000.

Despite the specter of higher interest rates, economic growth accelerated in the final months of 1999. Gross Domestic Product (GDP) averaged over 6% for the second half of 1999, driven by increased consumer demand and surging productivity. Reflecting strong consumer spending, employers continued to add workers at an accelerated pace. The unemployment rate declined to 4% during the reporting period, the lowest rate since 1970. Headline inflation increased, however, due to higher energy and tobacco prices.

Rising consumer prices were almost entirely attributed to increased energy and tobacco costs. Crude oil prices soared over 37% during the reporting period as fuel inventories were drawn down while a resurgent OPEC maintained lower production levels. Core Consumer Price Index (CPI), which excludes the volatile food and energy sectors, exhibited greater stability; however, a slight increase was noted from August 1999 to February 2000. While actual inflation data has been favorable thus far, the Fed is on a heightened state of alert for potential sources of future inflation which could undermine the record-long expansion.

In raising the federal funds rate 25 basis points in November 1999 and February 2000, the Fed cited the shrinking pool of available workers and excessive demand as areas of notable concern. Owing to exceptional productivity growth, inflation has been held at bay as workplace efficiency grew. Productivity surged over 6% in the fourth quarter of 1999, the highest growth rate since 1992. As a result, unit labor costs declined over the final six months of 1999. All indications are that productivity and growth will continue in the early months of 2000.

1 An AAAf rating indicates that the fund's portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. This rating is subject to change and does not remove market risk.

The Fed actions and inflationary concerns pushed market yields higher. For the reporting period, 1-year Treasury yields rose 95 basis points to 6.23% while 10-year notes spiked 44 basis points to 6.41%. Long-term Treasury yields peaked in January 2000 and fell over the final weeks of the semi-annual reporting period as the U.S. Treasury announced plans to repurchase government debt. Due to record budgetary surpluses, the Treasury intends to repurchase up to $30 billion of debt in 2000. With initial repurchases concentrated on longer maturities, note and bond yields rallied nearly 40 and 60 basis points, respectively, from peak levels as prices were bid up due in part to scarcity of supply.

As a result of slow prepayments and upward adjusting coupons, fund income increased. At reporting period outset, adjustable rate mortgage ("ARMs") valuations were attractive while the refinance incentive reached a multi-year low. Consequently, ARMs performed well despite increased Treasury yields. Similarly, fixed rate mortgage prepayment risk remained low. Given the favorable environment, the fund increased income via up-in-coupon trades in the fixed rate sector while increasing the ARM allocation.

While prepayments were muted throughout the reporting period, the combination of declining long-term and rising short-term rates, if sustained, could increase future ARM prepayments. The ARM allocation was reduced from an intra-period peak of over 80% as a portion of assets were reallocated from seasoned GNMA ARMs to a combination of LIBOR-based floaters, sequential and planned amortization class (PAC) collateralized mortgage obligations (CMOs). Floating rate CMOs respond quickly to changes in short-term rates while sequential and PAC securities offer attractive income and return.

The fund's total return for the Institutional Shares and Institutional Service Shares for the six-month reporting period ended February 29, 2000 was 2.62%2 and 2.49%,2 respectively, compared to 1.97%3 for the Merrill Lynch 1-Year Treasury Index and 2.36%4 for the Lipper Adjustable Rate Mortgage Funds Average.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

3 The Merrill Lynch 1-Year Treasury Index is an unmanaged index tracking 1-year U.S. government securities. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. Investments cannot be made in this index.

4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into respective categories indicated. These figures do not reflect sales charges.

Portfolio of Investments

FEBRUARY 29, 2000 (UNAUDITED)

Principal Amount			Value
		MORTGAGE-BACKED SECURITIES--1.3%
$4,788,698		ABN AMRO Mortgage Corp, 1999-8 Floating Rate Note, 6.214%, 3/1/2000 (identified cost $4,788,698)	$4,791,020

		U.S. GOVERNMENT OBLIGATIONS--94.6%
		Federal Home Loan Mortgage Corp.--1.7%
6,049,024	[1]	7.500%, TBA	6,054,710

		Federal Home Loan Mortgage Corp. ARM--29.4%
102,315,230		6.777% - 7.202%, 11/1/2016 - 4/1/2029	105,327,523

		Federal Home Loan Mortgage Corp. REMIC--4.3%
7,000,000		Series 2209-PJ, 7.000%, 5/15/2019	6,964,510
8,450,000		Series 1732-G, 6.500%, 4/15/2020	8,321,814

		TOTAL	15,286,324

		Federal National Mortgage Association--4.5%
14,529		12.000%, 3/1/2013	16,046
1,418,456		11.500%, 8/1/2014 -- 11/1/2015	1,539,098
2,209,467		11.000%, 12/1/2015	2,373,807
12,001,197		8.000%, 9/1/2029 - 2/1/2030	12,012,478

		TOTAL	15,941,429

		Federal National Mortgage Association ARM--19.3%
69,929,791		5.858% - 7.289%, 9/1/2018 -- 5/1/2036	69,239,985

		Federal National Mortgage Association REMIC--1.2%
4,200,000		Series 1994-60-PE, 6.750%, 11/25/2020	4,158,630

		Government National Mortgage Association--7.6%
1,747,246		12.000%, 9/15/2013 - 1/15/2014	1,951,394
11,863,807		11.500%, 10/15/2010 - 11/15/2019	13,116,287
7,313,361		11.000%, 12/15/2009 -- 7/15/2020	8,006,783
3,997,975		8.500%, 1/15/2030	4,091,687

		TOTAL	27,166,151

Principal Amount			Value
		U.S. GOVERNMENT OBLIGATIONS--continued
		Government National Mortgage Association ARM--25.1%
$22,175,982		7.125%, 12/20/2017 -- 11/20/2023	$22,398,929
4,495,012		7.000%, 1/20/2030	4,484,134
14,470,115		6.750%, 7/20/2023 - 7/20/2024	14,601,989
11,397,527		6.500%, 10/20/2029	11,342,932
12,292,876		6.375%, 1/20/2022 - 3/20/2023	12,427,025
15,779,948		5.500%, 4/20/2029 - 5/20/2029	15,507,881
9,420,244		5.000%, 4/20/2029	9,164,068

		TOTAL	89,926,958

		Government National Mortgage Association REMIC--1.5%
5,500,000		Series 1999-30-PF, 6.380%, 4/16/2029	5,547,878

		TOTAL U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST $341,649,457)	338,649,588

		U.S. TREASURY NOTE--0.9%
3,250,000		United States Treasury Note, 6.125%, 12/31/2001 (identified cost $3,218,516)	3,226,925

		REPURCHASE AGREEMENTS--4.1%[2]
1,665,000		ABN AMRO, Inc., 5.860%, dated 2/29/2000, due 3/1/2000	1,665,000
12,940,000	[3,4]	Goldman Sachs Group, LP, 5.760%, dated 2/16/2000, due 3/20/2000	12,940,000

		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	14,605,000

		TOTAL INVESTMENTS (IDENTIFIED COST $364,261,671)[5]	$361,272,533

1 Indicates securities subject to dollar roll transactions.

2 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

3 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

4 Securities held as collateral for future dollar roll transactions.

5 The cost of investments for federal tax purposes amounts to $364,261,671. The net unrealized depreciation of investments on a federal tax basis amounts to $2,989,138 which is comprised of $878,688 appreciation and $3,867,826 depreciation at February 29, 2000.

Note: The categories of investments are shown as a percentage of net assets ($357,999,540) at February 29, 2000.

The following acronyms are used throughout this portfolio:

ARM	--Adjustable Rate Mortgage
REMIC	--Real Estate Mortgage Investment Conduit
TBA	--To Be Announced

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

FEBRUARY 29, 2000 (UNAUDITED)

Assets:
Total investments in securities, at value (identified and tax cost $364,261,671)		$361,272,533
Cash		6,201
Income receivable		4,422,386
Receivable for investments sold		6,864,558
Receivable for shares sold		131

TOTAL ASSETS		372,565,809

Liabilities:
Payable for investments purchased	$6,801,557
Income distribution payable	1,746,534
Payable for dollar roll transactions	6,013,403
Accrued expenses	4,775

TOTAL LIABILITIES		14,566,269

Net assets for 37,702,386 shares outstanding		$357,999,540

Net Assets Consist of:
Paid in capital		$443,951,572
Net unrealized depreciation of investments		(2,989,138)
Accumulated net realized loss on investments		(82,985,069)
Undistributed net investment income		22,175

TOTAL NET ASSETS		$357,999,540

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
$327,840,854 ÷ 34,526,273 shares outstanding		$9.50

Institutional Service Shares:
$30,158,686 ÷ 3,176,113 shares outstanding		$9.50

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED FEBRUARY 29, 2000 (UNAUDITED)

Investment Income:
Interest (net of dollar roll expense of $472,981)			$11,662,128

Expenses:
Investment adviser fee		$1,145,429
Administrative personnel and services fee		143,856
Custodian fees		24,485
Transfer and dividend disbursing agent fees and expenses		28,990
Directors'/Trustees' fees		5,964
Auditing fees		7,799
Legal fees		4,181
Portfolio accounting fees		52,698
Distribution services fee--Institutional Service Shares		39,181
Shareholder services fee--Institutional Shares		438,081
Shareholder services fee--Institutional Service Shares		39,181
Share registration costs		11,835
Printing and postage		17,711
Insurance premiums		916
Taxes		91
Miscellaneous		9,250

TOTAL EXPENSES		1,969,648

Waivers:
Waiver of investment adviser fee	$(394,829)
Waiver of distribution services fee--Institutional Service Shares	(38,711)
Waiver of shareholder services fee--Institutional Shares	(438,081)
Waiver of shareholder services fee--Institutional Service Shares	(470)

TOTAL WAIVERS		(872,091)

Net expenses			1,097,557

Net investment income			10,564,571

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(2,041,366)
Net change in unrealized depreciation of investments			1,134,546

Net realized and unrealized loss on investments			(906,820)

Change in net assets resulting from operations			$9,657,751

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) February 29, 2000	Year Ended August 31, 1999
Increase (Decrease) in Net Assets
Operations:
Net investment income	$10,564,571	$22,986,947
Net realized loss on investments ($(2,041,366) and $154,668, respectively, as computed for federal tax purposes)	(2,041,366)	(1,188,247)
Net change in unrealized appreciation (depreciation) of investments	1,134,546	(5,642,395)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	9,657,751	16,156,305

Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(9,452,439)	(21,452,481)
Institutional Service Shares	(807,268)	(1,866,943)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(10,259,707)	(23,319,424)

Share Transactions:
Proceeds from sale of shares	5,499,501	42,550,113
Net asset value of shares issued to shareholders in payment of distributions declared	2,432,376	6,478,661
Cost of shares redeemed	(66,717,976)	(94,151,152)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(58,786,099)	(45,122,378)

Change in net assets	(59,388,055)	(52,285,497)

Net Assets:
Beginning of period	417,387,595	469,673,092

End of period (including undistributed net investment income of $22,175 and $0, respectively)	$357,999,540	$417,387,595

See Notes which are an integral part of the Financial Statements

Financial Highlights--Institutional Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) February 29,	Year Ended August 31,
	2000	1999	1998	1997	1996	1995
Net Asset Value, Beginning of Period	$ 9.51	$ 9.67	$ 9.74	$ 9.64	$ 9.65	$ 9.63
Income From Investment Operations:
Net investment income	0.27	0.51	0.56	0.59	0.58	0.56
Net realized and unrealized gain (loss) on investments	(0.02)	(0.16)	(0.07)	0.10	(0.01)	0.02

TOTAL FROM INVESTMENT OPERATIONS	0.25	0.35	0.49	0.69	0.57	0.58

Less Distributions:
Distributions from net investment income	(0.26)	(0.51)	(0.56)	(0.59)	(0.58)	(0.56)

Net Asset Value, End of Period	$ 9.50	$ 9.51	$ 9.67	$ 9.74	$ 9.64	$ 9.65

Total Return[1]	2.62%	3.74%	5.13%	7.31%	6.02%	6.21%

Ratios to Average Net Assets:

Expenses	0.55%[2]	0.55%	0.55%	0.55%	0.55%	0.55%

Net investment income	5.55%[2]	5.28%	5.77%	6.03%	5.94%	5.74%

Expense waiver/reimbursement[3]	0.46%[2]	0.45%	0.44%	0.44%	0.44%	0.43%

Supplemental Data:

Net assets, end of period (000 omitted)	$327,841	$384,011	$420,988	$498,220	$653,313	$856,500

Portfolio turnover	37%	83%	56%	84%	134%	124%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Institutional Service Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) February 29,	Year Ended August 31,
	2000	1999	1998	1997	1996	1995
Net Asset Value, Beginning of Period	$ 9.51	$ 9.67	$ 9.74	$ 9.64	$ 9.65	$ 9.63
Income From Investment Operations:
Net investment income	0.25	0.48	0.53	0.56	0.55	0.54
Net realized and unrealized gain (loss) on investments	(0.02)	(0.15)	(0.07)	0.10	(0.01)	0.02

TOTAL FROM INVESTMENT OPERATIONS	0.23	0.33	0.46	0.66	0.54	0.56

Less Distributions:
Distributions from net investment income	(0.24)	(0.49)	(0.53)	(0.56)	(0.55)	(0.54)

Net Asset Value, End of Period	$ 9.50	$ 9.51	$ 9.67	$ 9.74	$ 9.64	$ 9.65

Total Return[1]	2.49%	3.49%	4.87%	7.05%	5.75%	5.94%

Ratios to Average Net Assets:

Expenses	0.80%[2]	0.80%	0.80%	0.80%	0.80%	0.80%

Net investment income	5.31%[2]	5.03%	5.55%	5.78%	5.69%	5.44%

Expense waiver/reimbursement[3]	0.46%[2]	0.45%	0.44%	0.44%	0.44%	0.43%

Supplemental Data:

Net assets, end of period (000 omitted)	$30,159	$33,376	$48,685	$87,322	$109,536	$135,689

Portfolio turnover	37%	83%	56%	84%	134%	124%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

FEBRUARY 29, 2000 (UNAUDITED)

ORGANIZATION

Federated ARMs Fund ("the Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares. The investment objective of the Fund is to provide current income consistent with minimal volatility of principal.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government and agency securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary. Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

At August 31, 1999, the Fund, for federal tax purposes, had a capital loss carryforward of $79,600,637, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2002	$13,730,287

2003	57,180,753

2004	8,689,597

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. Transactions in shares were as follows:

	Six Months Ended February 29, 2000		Year Ended August 31, 1999
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	438,748	$4,179,324	4,017,476	$38,720,960
Shares issued to shareholders in payment of distributions declared	230,810	2,197,639	604,546	5,801,151
Shares redeemed	(6,508,985)	(61,996,128)	(7,803,994)	(74,921,713)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(5,839,427)	$(55,619,165)	(3,181,972)	$(30,399,602)

	Six Months Ended February 29, 2000		Year Ended August 31, 1999
Institutional Service Shares:	Shares	Amount	Shares	Amount
Shares sold	138,683	$1,320,177	398,206	$3,829,153
Shares issued to shareholders in payment of distributions declared	24,654	234,737	70,541	677,510
Shares redeemed	(495,642)	(4,721,848)	(1,996,613)	(19,229,439)

NET CHANGE RESULTING FROM INSTITUTIONAL SERVICE SHARE TRANSACTIONS	(332,305)	$(3,166,934)	(1,527,866)	$(14,722,776)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(6,171,732)	$(58,786,099)	(4,709,838)	$(45,122,378)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended February 29, 2000, were as follows:

Purchases	$138,015,603

Sales	$186,677,041

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

WILLIAM D. DAWSON III

Chief Investment Officer

GLEN R. JOHNSON

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectuses which contain facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

SEMI-ANNUAL REPORT

Federated ARMs Fund

SEMI-ANNUAL REPORT TO SHAREHOLDERS

FEBRUARY 29, 2000

Federated
Federated ARMs Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314082108
Cusip 314082207

8040404 (4/00)